Income Taxes - Schedule of Net Deferred Taxes (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets/(liabilities)
Property, plant and equipment	$ (70,758)	$ (70,758)
Right of use asset	66,063	17,283
Allowance for credit loss	441,890	327,557
Inventory impairment	1,003,122	355,243
Net operating loss – federal	4,237,504	1,243,813
Less: valuation allowance	(5,677,821)	(1,873,138)
Total deferred tax assets/(liabilities)